EXHIBIT 4.2

COMMON STOCK	COMMON STOCK
NUMBER	SHARES

GRANITE CITY FOOD & BREWERY LTD.

INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA

COMMON STOCK CUSIP 38724Q 10 7

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF $.01 PER SHARE OF

GRANITE CITY FOOD & BREWERY LTD.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

WITNESS the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER                                                                                           SECRETARY

COUNTERSIGNED AND REGISTERED:

WELLS FARGO BANK MINNESOTA, N.A.

(MINNEAPOLIS, MINNESOTA) TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Articles of Incorporation of the Corporation grant to the Board of Directors the power to establish more than one class or series of shares and to fix the relative rights and preferences of any such different class or series. The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board to determine the relative rights and preferences of subsequent classes or series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM                                                                                        as tenants in common

TEN ENT                                                                                             as tenants by the entireties

JT TEN                                                                                                        as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                                      Custodian           under Uniform Gifts to Minors Act

(Cust)                                                       (Minor)                                                             (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                            Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                        attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
X
X

ALL SIGNATURES MUST BE GUARANTEED IN THE SPACE PROVIDED BELOW BY A FIRM THAT IS A MEMBER OF A NATIONAL SECURITIES EXCHANGE OR OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY LOCATED IN THE UNITED STATES.

SIGNATURE GUARANTEED:

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